EXHIBIT 99.1

                                                10:21 Thursday, May 27, 2004   1

                              UPDATED POSITIONS MAY
                            Portfolio Summary Report
                        Prepared by Goldman, Sachs & Co.

------------------------------------------------------------------------------------------------------------------------------------
Pg   Pool Classification                          Loans       Sched Balance  Gross WAC    Net WAC   Orig WA  ST WAM  Am WAM   Age
------------------------------------------------------------------------------------------------------------------------------------
0001 GSAA-04-04-IM  , DELINQUENT DROP                 3            $997,893      6.394      5.954     360     355     354     5
0002 GSAA-04-04-IM  , IN POOL                     1,077        $321,211,889      5.718      5.310     360     357     355     3
------------------------------------------------------------------------------------------------------------------------------------
*** TOTALS ***                                    1,080        $322,209,782
------------------------------------------------------------------------------------------------------------------------------------


Disclaimer:
Copyright (C) 2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

Project:        UPDATED POSITIONS MAY             May 27, 2004  10:21  PAGE 0001
Deal            GSAA-04-04-IM
Pool            DELINQUENT DROP


------------------------------------------------------------------------------------------------------------------------------------
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|    Age|  OLTV| Comb LTV|   FICO|      DTI|Margin|1st Cap|
|------|-------------------|----------|----------|-------|-------|-------|-------|------|---------|-------|---------|------|-------|
|     3|           $997,893|     6.394|     5.954|    360|    355|    354|      5|  80.0|     92.7|    652|    41.95|  2.75|   4.35|
|------|-------------------|----------|----------|-------|-------|-------|-------|------|---------|-------|---------|------|-------|


-------------------------------------------
| Loans|Per Cap|Life Ca|05/04 MTR| Maxrate|
|------|-------|-------|---------|--------|
|     3|   1.15|   6.00|    47.05|  12.394|
|------|-------|-------|---------|--------|



------------------------------------------------------------------------------------------------------------------------------------
|Gross Rate            |Sched Balance            |Orig Term             |St Term              |St AM Term           |Age          |
|----------------------|-------------------------|----------------------|---------------------|---------------------|-------------|
|6.00 - 6.249%    32.67| $140,001-$160,000  15.23|356 - 360 Mont  100.00|351 - 355 Mont  47.90|Other/Unknown   67.33|  4     52.10|
|6.50 - 6.749%    52.10| $300,001-$350,000  32.67|                      |356 - 360 Mont  52.10|351 - 355 Mont  32.67|  6     32.67|
|6.75 - 6.99%     15.23| $500,001-$550,000  52.10|                      |                     |                     |  7     15.23|
|                      |                         |                      |                     |                     |             |
|                      |                         |                      |                     |                     |             |
|                      |                         |                      |                     |                     |             |
|                      |                         |                      |                     |                     |             |
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|                      |                         |                      |                     |                     |             |
|----------------------|-------------------------|----------------------|---------------------|---------------------|-------------|


----------------------------------------------------------------
|Gross Rate            |Paid To        |Delinquency |Conform   |
|----------------------|---------------|------------|----------|
|6.00 - 6.249%    32.67|01/01/04  84.77| 60    15.23|CON  47.90|
|6.50 - 6.749%    52.10|02/01/04  15.23| 90    84.77|NON  52.10|
|6.75 - 6.99%     15.23|               |            |          |
|                      |               |            |          |
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|----------------------|---------------|------------|----------|


------------------------------------------------------------------------------------------------------------------------------
|Geography             |City                      |Zip         |Orig LTV              |Comb LTV              |First Paid     |
|----------------------|--------------------------|------------|----------------------|----------------------|---------------|
|Florida          52.10|PARKLAND             52.10|33076  52.10| 75.01-80.00%   100.00| 75.01-80.00%    15.23|11/01/03  15.23|
|Missouri         32.67|SAINT LOUIS          32.67|63129  32.67|                      | 90.01-95.00%    84.77|12/01/03  32.67|
|California       15.23|CERES                15.23|95307  15.23|                      |                      |02/01/04  52.10|
|                      |                          |            |                      |                      |               |
|                      |                          |            |                      |                      |               |
|                      |                          |            |                      |                      |               |
|                      |                          |            |                      |                      |               |
|                      |                          |            |                      |                      |               |
|                      |                          |            |                      |                      |               |
|                      |                          |            |                      |                      |               |
|----------------------|--------------------------|------------|----------------------|----------------------|---------------|


------------------------------------------------------------------------
|Geography             |FICO           |Product        |Silent         |
|----------------------|---------------|---------------|---------------|
|Florida          52.10|620-649   32.67|3/6 Hybr  32.67|N         15.23|
|Missouri         32.67|650-699   67.33|5/1 Hybr  15.23|Y         84.77|
|California       15.23|               |5/6 Hybr  52.10|               |
|                      |               |               |               |
|                      |               |               |               |
|                      |               |               |               |
|                      |               |               |               |
|                      |               |               |               |
|                      |               |               |               |
|                      |               |               |               |
|----------------------|---------------|---------------|---------------|


-----------------------------------------------------------------------------------------------------------------
|Property Type            |Purpose                 |Occupancy                   |Docs              |Units       |
|-------------------------|------------------------|----------------------------|------------------|------------|
|PUD                 52.10|PURCHASE           52.10|OWNER OCCUPIED        100.00|Stated       52.10| 1    100.00|
|SINGLE FAMILY       47.90|CASHOUT REFI       47.90|                            |Full Doc     47.90|
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|-------------------------|------------------------|----------------------------|------------------|------------|


---------------------------------------------------------------------------------
|Property Type            |DTI                   |MI                            |
|-------------------------|----------------------|------------------------------|
|PUD                 52.10| 30.01-40.00%    67.33|OLTV LE 80              100.00|
|SINGLE FAMILY       47.90| 40.01-50.00%    32.67|                              |
|                         |                      |                              |
|                         |                      |                              |
|                         |                      |                              |
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|                         |                      |                              |
|                         |                      |                              |
|-------------------------|----------------------|------------------------------|


----------------------------------------------------------------------------------------------------------------------------------
|Prepay Term    |Self Employ    |IO Flag             |Arm Index         |Margins       |1st Rate Cap |Per Rate Cap |Life Adj Cap |
|---------------|---------------|--------------------|------------------|--------------|-------------|-------------|-------------|
|   36     67.33|Y         52.10|Y              67.33|6 Month Lib  84.77|  2.750 100.00|  3.00  32.67|  1.00  84.77|  6.00 100.00|
|   24     32.67|N         47.90|N              32.67|1 Year CMT   15.23|              |  5.00  67.33|  2.00  15.23|             |
|               |               |                    |                  |              |             |             |             |
|               |               |                    |                  |              |             |             |             |
|               |               |                    |                  |              |             |             |             |
|               |               |                    |                  |              |             |             |             |
|               |               |                    |                  |              |             |             |             |
|---------------|---------------|--------------------|------------------|--------------|-------------|-------------|-------------|


--------------------------------------------------
|Prepay Term    |05/04 MTR      |Next Rate Adj Dt|
|---------------|---------------|----------------|
|   36     67.33|     30   32.67|NOV2006    32.67|
|   24     32.67|     53   15.23|OCT2008    15.23|
|               |     56   52.10|JAN2009    52.10|
|               |               |                |
|               |               |                |
|               |               |                |
|               |               |                |
|---------------|---------------|----------------|



Disclaimer:
Copyright(C)2001 by Goldman, Sachs & Co.
This material is for your private information, and we are not soliciting any action based upon it. This report is not to be construed as an offer to sell or the solicitation of an offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Certain transactions, including those involving futures, options, and high yield securities, give rise to substantial risk and are not suitable for all investors. The material is based upon information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such. Opinions expressed are our current opinions as of the date appearing on this material only. While we endeavor to update on a reasonable basis the information discussed in this material, there may be regulatory, compliance, or other reasons that prevent us from doing so. We and our affiliates, officers, directors, and employees, including persons involved in the preparation or issuance of this material, may, from time to time, have long or short positions in, and buy or sell, the securities, or derivatives (including options) thereof, of companies mentioned herein. No part of this material may be (i) copied, photocopied, or duplicated in any form, by any means, or (ii) redistributed without Goldman, Sachs & Co.'s prior written consent.

This material has been issued by Goldman, Sachs & Co. and/or one of its affiliates and has been approved by Goldman Sachs International, which is regulated by The Securities and Futures Authority, in connection with its distribution in the United Kingdom and by Goldman Sachs Canada in connection with its distribution in Canada. This material is distributed in Hong Kong by Goldman Sachs (Asia) L.L.C., in Japan by Goldman Sachs (Japan) Ltd., and in Singapore through Goldman Sachs (Singapore) Pte. This material is not for distribution in the United Kingdom to private customers, as that term is defined under the rules of The Securities and Futures Authority; and any investments, including any convertible bonds or derivatives, mentioned in this material will not be made available by us to any such private customer. Neither Goldman, Sachs & Co. nor its representative in Seoul, Korea, is licensed to engage in the securities business in the Republic of Korea. Goldman Sachs International and its non-U.S. affiliates may, to the extent permitted under applicable law, have acted upon or used this research, to the extent it relates to non-U.S. issuers, prior to or immediately following its publication. Foreign-currency-denominated securities are subject to fluctuations in exchange rates that could have an adverse effect on the value or price of, or income derived from, the investment. In addition, investors in certain securities such as ADRs, the values of which are influenced by foreign currencies, effectively assume currency risk.

Further information on any of the securities mentioned in this material may be obtained upon request, and for this purpose persons in Italy should contact Goldman Sachs S.I.M. S.p.A. in Milan, or at its London branch office at 133 Fleet Street, and persons in Hong Kong should contact Goldman Sachs (Asia) L.L.C. at 3 Garden Road. Unless governing law permits otherwise, you must contact a Goldman Sachs entity in your home jurisdiction if you want to use our services in effecting a transaction in the securities mentioned in this material.

                                                  May 27, 2004  10:21  PAGE 0002

           Project:              UPDATED POSITIONS MAY
 -------   Deal                  GSAA-04-04-IM
|Goldman|  Pool                  IN POOL
|Sachs  |
|       |
|       |
|-------|


------------------------------------------------------------------------------------------------------------------------------------
| Loans|      Sched Balance| Gross WAC|   Net WAC|Orig WA| ST WAM| Am WAM|    Age|  OLTV| Comb LTV|   FICO|      DTI|Margin|1st Cap|
|------|-------------------|----------|----------|-------|-------|-------|-------|------|---------|-------|---------|------|-------|
| 1,077|       $321,211,889|     5.718|     5.310|    360|    357|    355|      3|  76.0|     80.7|    693|    37.25|  2.77|   4.03|
|------|-------------------|----------|----------|-------|-------|-------|-------|------|---------|-------|---------|------|-------|


-------------------------------------------
| Loans|Per Cap|Life Ca|05/04 MTR| Maxrate|
|------|-------|-------|---------|--------|
| 1,077|   1.46|   6.00|    44.19|  11.715|
|------|-------|-------|---------|--------|



----------------------------------------------------------------------------------------------------------------------------------
|Gross Rate            |Sched Balance            |Orig Term            |St Term              |St AM Term           |Age          |
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|
|3.75 - 3.99%      0.17|  $25,001-$ 50,000   0.06|356 - 360 Mont 100.00|301 - 340 Mont   2.59|Other/Unknown   64.37|  1     13.30|
|4.00 - 4.249%     0.05|  $50,001-$ 75,000   0.39|                     |341 - 345 Mont   1.19|301 - 340 Mont   2.79|  2     44.32|
|4.25 - 4.49%      0.91|  $75,001-$100,000   1.20|                     |346 - 350 Mont   0.41|341 - 345 Mont   1.09|  3     20.41|
|4.50 - 4.749%     1.96| $100,001-$120,000   2.40|                     |351 - 355 Mont   8.11|346 - 350 Mont   0.71|  4      9.66|
|4.75 - 4.99%      5.31| $120,001-$140,000   2.94|                     |356 - 360 Mont  87.70|351 - 355 Mont   5.48|  5      3.10|
|5.00 - 5.249%     5.36| $140,001-$160,000   2.95|                     |                     |356 - 360 Mont  25.55|  6      2.15|
|5.25 - 5.49%     16.54| $160,001-$180,000   3.02|                     |                     |                     |  7      1.29|
|5.50 - 5.749%    18.32| $180,001-$200,000   3.69|                     |                     |                     |  8      1.40|
|5.75 - 5.99%     22.17| $200,001-$250,000   9.77|                     |                     |                     |  9      0.16|
|6.00 - 6.249%    11.24| $250,001-$300,000  10.08|                     |                     |                     | 10      0.12|
|6.25 - 6.49%      8.17| $300,001-$350,000  10.75|                     |                     |                     | 11      0.22|
|6.50 - 6.749%     4.74| $350,001-$400,000  10.85|                     |                     |                     | 12      0.08|
|6.75 - 6.99%      2.83| $400,001-$450,000   7.56|                     |                     |                     | 15      0.25|
|7.00 - 7.249%     0.68| $450,001-$500,000   7.00|                     |                     |                     | 16      0.28|
|7.25 - 7.49%      0.64| $500,001-$550,000   4.80|                     |                     |                     | 17      0.35|
|7.50 - 7.749%     0.50| $550,001-$600,000   5.96|                     |                     |                     | 18      0.21|
|7.75 - 7.99%      0.14| $600,001-$650,000   7.75|                     |                     |                     | 19      0.10|
|8.00 - 8.249%     0.08| $650,001-$700,000   1.06|                     |                     |                     | 20      0.08|
|8.25 - 8.49%      0.07| $700,001-$750,000   1.14|                     |                     |                     | 21      0.60|
|8.50 - 8.749%     0.10| $750,001-$800,000   0.25|                     |                     |                     | 22      0.54|
|8.75 - 8.99%      0.01| $800,001-$900,000   1.05|                     |                     |                     | 23      0.55|
|                      | $900,001-$1000,00   2.74|                     |                     |                     | 25      0.13|
|                      | $1.0M  - $1.25M     0.35|                     |                     |                     | 26      0.59|
|                      |*More*               2.25|                     |                     |                     |*More*   0.11|
|----------------------|-------------------------|---------------------|---------------------|---------------------|-------------|


----------------------------------------------------------------
|Gross Rate            |Paid To        |Delinquency |Conform   |
|----------------------|---------------|------------|----------|
|3.75 - 3.99%      0.17|03/01/04   1.66|  CUR  98.34|CON  45.31|
|4.00 - 4.249%     0.05|04/01/04  74.06| 30     1.66|NON  54.69|
|4.25 - 4.49%      0.91|05/01/04  23.63|            |          |
|4.50 - 4.749%     1.96|06/01/04   0.66|            |          |
|4.75 - 4.99%      5.31|               |            |          |
|5.00 - 5.249%     5.36|               |            |          |
|5.25 - 5.49%     16.54|               |            |          |
|5.50 - 5.749%    18.32|               |            |          |
|5.75 - 5.99%     22.17|               |            |          |
|6.00 - 6.249%    11.24|               |            |          |
|6.25 - 6.49%      8.17|               |            |          |
|6.50 - 6.749%     4.74|               |            |          |
|6.75 - 6.99%      2.83|               |            |          |
|7.00 - 7.249%     0.68|               |            |          |
|7.25 - 7.49%      0.64|               |            |          |
|7.50 - 7.749%     0.50|               |            |          |
|7.75 - 7.99%      0.14|               |            |          |
|8.00 - 8.249%     0.08|               |            |          |
|8.25 - 8.49%      0.07|               |            |          |
|8.50 - 8.749%     0.10|               |            |          |
|8.75 - 8.99%      0.01|               |            |          |
|                      |               |            |          |
|                      |               |            |          |
|                      |               |            |          |
|----------------------|---------------|------------|----------|


------------------------------------------------------------------------------------------------------------------------------
|Geography             |City                      |Zip         |Orig LTV              |Comb LTV              |First Paid     |
|----------------------|--------------------------|------------|----------------------|----------------------|---------------|
|California       50.07|LOS ANGELES           6.59|90069   1.07| 0.01-50.00%      3.33| 0.01-50.00%      3.04|03/01/02   0.11|
|Florida           7.39|LAS VEGAS             2.43|89145   1.04| 50.01-60.00%     4.65| 50.01-60.00%     4.66|04/01/02   0.59|
|New York          6.35|SAN DIEGO             1.74|92629   0.77| 60.01-65.00%     4.79| 60.01-65.00%     4.23|05/01/02   0.13|
|Nevada            3.30|SAN JOSE              1.56|92660   0.74| 65.01-70.00%     9.76| 65.01-70.00%     7.35|07/01/02   0.55|
|Colorado          3.29|SAN FRANCISCO         1.25|92677   0.72| 70.01-75.00%    11.82| 70.01-75.00%     9.19|08/01/02   0.54|
|New Jersey        3.16|DANA POINT            1.08|91401   0.64| 75.01-80.00%    54.29| 75.01-80.00%    29.73|09/01/02   0.60|
|Arizona           2.91|LONG BEACH            1.06|91913   0.60| 80.01-85.00%     0.81| 80.01-85.00%     2.75|10/01/02   0.08|
|Virginia          2.49|MIAMI                 0.89|91326   0.56| 85.01-90.00%     5.75| 85.01-90.00%    17.40|11/01/02   0.10|
|Georgia           2.00|SAN CLEMENTE          0.82|91301   0.55| 90.01-95.00%     4.79| 90.01-95.00%    14.43|12/01/02   0.21|
|*More*           19.05|*More*               82.59|*More* 93.31|                      |*More*            7.22|*More*    97.10|
|----------------------|--------------------------|------------|----------------------|----------------------|---------------|


------------------------------------------------------------------------
|Geography             |FICO           |Product        |Silent         |
|----------------------|---------------|---------------|---------------|
|California       50.07|600-619    0.09|2/6 Hybr   9.10|N         67.68|
|Florida           7.39|620-649   17.21|3/1 Hybr  18.80|Y         32.32|
|New York          6.35|650-699   44.06|3/6 Hybr  19.40|               |
|Nevada            3.30|700-749   25.44|5/1 Hybr  24.98|               |
|Colorado          3.29|750-799   12.73|5/6 Hybr  27.72|               |
|New Jersey        3.16|800+       0.48|               |               |
|Arizona           2.91|               |               |               |
|Virginia          2.49|               |               |               |
|Georgia           2.00|               |               |               |
|*More*           19.05|               |               |               |
|----------------------|---------------|---------------|---------------|


-----------------------------------------------------------------------------------------------------------------
|Property Type            |Purpose                 |Occupancy                   |Docs              |Units       |
|-------------------------|------------------------|----------------------------|------------------|------------|
|SINGLE FAMILY       59.57|PURCHASE           49.23|OWNER OCCUPIED         81.62|Stated       50.05| 1     92.19|
|PUD                 21.49|CASHOUT REFI       34.39|NON-OWNER              16.16|Full Doc     25.69| 2      4.36|
|CONDO                8.69|RATE/TERM REFI     16.39|SECOND HOME             2.21|No Doc       24.26| 3      1.40|
|2-4 FAMILY           7.81|                        |                            |                  | 4      2.05|
|TOWNHOUSE            1.31|                        |                            |                  |            |
|HI-RISE CONDO        0.97|                        |                            |                  |            |
|CO-OP                0.17|                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|                         |                        |                            |                  |            |
|-------------------------|------------------------|----------------------------|------------------|------------|


---------------------------------------------------------------------------------
|Property Type            |DTI                   |MI                            |
|-------------------------|----------------------|------------------------------|
|SINGLE FAMILY       59.57| Missing         24.16|OLTV LE 80               88.65|
|PUD                 21.49| 0.01-10.00%      0.69|PMI MORTGAGE INSURANCE    3.91|
|CONDO                8.69| 10.01-20.00%     4.30|Radian                    3.36|
|2-4 FAMILY           7.81| 20.01-30.00%    10.97|MGIC                      2.21|
|TOWNHOUSE            1.31| 30.01-40.00%    28.49|RMIC                      1.60|
|HI-RISE CONDO        0.97| 40.01-50.00%    26.97|UGIC                      0.22|
|CO-OP                0.17| 50.01-60.00%     3.79|Triad                     0.06|
|                         | 60.01=95.00%     0.64|                              |
|                         |                      |                              |
|                         |                      |                              |
|                         |                      |                              |
|                         |                      |                              |
|                         |                      |                              |
|-------------------------|----------------------|------------------------------|


----------------------------------------------------------------------------------------------------------------------------------
|Prepay Term    |Self Employ    |IO Flag             |Arm Index         |Margins       |1st Rate Cap |Per Rate Cap |Life Adj Cap |
|---------------|---------------|--------------------|------------------|--------------|-------------|-------------|-------------|
|    0     49.60|N         65.33|Y              64.37|6 Month Lib  56.23|  2.250   1.80|  1.00   0.04|  1.00  54.38|  5.00   0.39|
|   36     40.36|Y         34.67|N              35.63|1 Year CMT   43.74|  2.375   0.03|  1.50   0.12|  1.50   0.12|  5.37   0.30|
|   12      8.68|               |                    |1 Year Libo   0.03|  2.500   0.25|  2.00   0.75|  2.00  45.42|  5.50   0.53|
|   24      1.08|               |                    |                  |  2.688   0.04|  3.00  48.09|  2.75   0.08|  5.62   0.40|
|   60      0.28|               |                    |                  |  2.750  94.85|  5.00  49.22|             |  5.75   1.16|
|               |               |                    |                  |  3.000   0.98|  6.00   1.78|             |  6.00  95.71|
|               |               |                    |                  |*More*    2.06|             |             |*More*   1.51|
|---------------|---------------|--------------------|------------------|--------------|-------------|-------------|-------------|


--------------------------------------------------
|Prepay Term    |05/04 MTR      |Next Rate Adj Dt|
|---------------|---------------|----------------|
|    0     49.60|     10    0.11|MAR2005     0.11|
|   36     40.36|     11    0.08|APR2005     0.08|
|   12      8.68|     14    0.19|JUL2005     0.19|
|   24      1.08|     15    0.19|AUG2005     0.19|
|   60      0.28|     16    0.18|SEP2005     0.18|
|               |     17    0.13|OCT2005     0.13|
|               |*More*    99.11|*More*     99.11|
|---------------|---------------|----------------|



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